                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  May 1, 1996
                                                  ------------


                              CARVER CORPORATION
- -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Washington                                                   0-14482                                        91-1043157
- ----------                                                   -------                                        ----------
(State or other jurisdiction                                 (Commission                                    (I.R.S. Employer
of incorporation or organization)                            File Number)                                   Identification No.)


               20121 48th Avenue W., Lynnwood, Washington 98036
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:   (206) 775-1202
                                                    ---------------------------


- -------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)




                                 Exhibit Index
                               Appears on Page 4

                              Page 1 of 17 Pages

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     ITEM 5. Other Events.

          On May 1, 1996, Carver Corporation (the "Company") entered into a non-binding Agreement in Principal with Renwick Capital Management ("Renwick") whereby Renwick would purchase shares of preferred stock and warrants from the Company on the terms and conditions set forth in such non-binding Agreement in Principal filed herewith as Exhibit 99.1. The proposed financing is summarized in a letter to the Company's shareholders, a copy of which is filed herewith as Exhibit 99.2.

          Closing of the proposed financing is subject to completion by Renwick to its satisfaction of business and legal due diligence review of the Company, negotiation and approval by Renwick and the Company of definitive agreements and the absence of any material adverse changes in the business or financial condition of the Company. The Company and Renwick have targeted closing for the first week of June, but there can be no assurance closing will actually occur.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CARVER CORPORATION


                                        By:   /s/ John P. World
                                              ----------------------------------
                                             John P. World
                                             Executive Vice President
                                             and General Manager
                                             (Principal Accounting Officer)

DATE:  May 23, 1996


                                    Page 3
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                                 EXHIBIT INDEX


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
     EXHIBIT      DESCRIPTION                                                              SEQUENTIAL
     -------      -----------                                                              PAGE NO.
                                                                                           ----------
     99.1         Non-Binding Agreement in Principle, between Carver                            6
                  Corporation and Renwick Capital Management, dated
                  May 1, 1996.

     99.2         Letter to Shareholders of Carver Corporation                                  14
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                                    Page 4